UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

S&P 500® GEAREDSM FUND INC.

DEFINED STRATEGY FUND INC.

S&P 500® COVERED CALL FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information

IQ INVESTMENT ADVISORS FUNDS Meeting Type: Annual

For holders as of: 02/24/09

Date: 04/24/09 Time: 9:00 A.M., Eastern Time

Location: IQ Investment Advisors Funds

800 Scudders Mill Road

Plainsboro, NJ 08536

You are receiving this communication because you hold shares in a fund that is advised by IQ Investment Advisors.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only the voting items. The complete proxy materials are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BYTELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 04/13/09.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request the Proxy Materials including the Proxy Statement and Proxy Card. Please check the Proxy Statement for any additional information. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting Items

THE BOARD OF DIRECTOR RECOMMENDS A VOTE “FOR” PROPOSAL 1.

1. ELECTION OF DIRECTORS 01) Paul Glasserman 02) Steven W. Kohlhagen 03) William J. Rainer 04) Laura S. Unger

2. In the discretion of such proxies, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

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Voting Instructions

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